INCOME TAXES (Details Narrative) (USD $)	12 Months Ended		32 Months Ended
	Sep. 30, 2013	Sep. 30, 2012	Sep. 30, 2013
Income Taxes Details Narrative
Gross deferred tax assets	$ 243,000	$ 142,000	$ 243,000
Net loss from operations	486,673	200,284	865,818
Effective tax rate	0.00%
United States federal income tax rate	34.00%
Increase in valuation allowance	$ 100,822